2007 UBS Global Oil and Gas
Conference
Joseph M. Bennett
Joseph M. Bennett
–
–
Senior VP, Principal Accounting
Senior VP, Principal Accounting
Officer, Chief Investor Relations Officer
Officer, Chief Investor Relations Officer
Stephen W. Dick –
Stephen W. Dick –
Executive Vice President
Executive Vice President
May 22, 2007
May 22, 2007
TIDEWATER
TIDEWATER
Exhibit 99.1

TIDEWATER
TIDEWATER
601 Poydras Street, Suite 1900 601 Poydras Street, Suite 1900
New Orleans, LA 70130 New Orleans, LA 70130
Phone: 504.568.1010 Phone: 504.568.1010
Fax: 504.566.4580 Fax: 504.566.4580
Web site address: www.tdw.com Web site address: www.tdw.com
Email: connect@tdw.com Email: connect@tdw.com
FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of
1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in any way anticipated or projected by the Company, involve many risks and uncertainties. Among those risks and uncertainties, many of which are beyond the control of the Company, are: fluctuations in oil and gas prices; the level of fleet additions by competitors and vessel overcapacity; changes in levels of capital spending in domestic and international markets by customers in the energy industry for exploration, development and production; unsettled political conditions, civil unrest and governmental actions, especially in higher risk countries of operations; changing customer demands for different vessel specifications; acts of terrorism; unsettled political conditions, war, civil unrest and governmental actions, especially in higher risk countries of operations;
foreign currency fluctuations; and environmental and labor laws. Participants should consider all of these risk factors as well as other information contained in the Company’s form 10-K’s and 10-Q’s.

3 OUR WORKPLACE

Tidewater
Tidewater
Dow Chemical Dow Chemical Dupont Dupont Exxon/Mobil Exxon/Mobil BP BP
Calendar Calendar
Years Years
1.5
1.5
0
0
0.5
0.5
1
1
2001
2001
2002
2002
2003
2003
2004
2004
2005
2005
Total Recordable Incident Rates
Total Recordable Incident Rates
SAFEST COMPANY IN THE INDUSTRY
Lost Time Accidents Down From 19 in FY’97
Lost Time Accidents Down From 19 in FY’97
to 1 in both FY’05 and FY’06 and 2 in FY’07
to 1 in both FY’05 and FY’06 and 2 in FY’07

TIDEWATER TODAY
Using cash position to grow industry’s largest new fleet
Using cash position to grow industry’s largest new fleet
International presence driving earnings
International presence driving earnings
Safest company in the industry
Safest company in the industry
One of the strongest balance sheets of the OSX
One of the strongest balance sheets of the OSX
History of exceeding consensus expectations
History of exceeding consensus expectations
Ability to generate solid earnings across market cycles
Ability to generate solid earnings across market cycles
Authority to repurchase common shares
Authority to repurchase common shares
One of the highest dividend yields in the OSX
One of the highest dividend yields in the OSX

TIDEWATER TOMORROW
Maintain financial strength
Maintain financial strength
Continue to renew fleet in a disciplined way
Continue to renew fleet in a disciplined way
Continue to grow international market share
Continue to grow international market share
Continue to push day rates and utilization to
Continue to push day rates and utilization to
grow profits and cash flow
grow profits and cash flow
Right acquisitions, right price, right time
Right acquisitions, right price, right time

USING CASH POSITION TO GROW
INDUSTRY’S LARGEST NEW FLEET
Estimated annual commitment of $300-$500
Estimated annual commitment of $300-$500
million to continue fleet renewal
million to continue fleet renewal
Expected to be funded through internal
Expected to be funded through internal
cash flow generation
cash flow generation
CapEx
CapEx
of $235 million in Fiscal 2007
of $235 million in Fiscal 2007
Prudent approach to expansion/acquisition
Prudent approach to expansion/acquisition
opportunities
opportunities
We Continuously Strive for a Balance Between
We Continuously Strive for a Balance Between
Performance, Growth and Financial Strength
Performance, Growth and Financial Strength

LARGEST NEW FLEET
IN THE INDUSTRY
$723m
$723m
46
46
PSV’s
PSV’s
$1,931m
$1,931m
(2) (2)
156
156
TOTALS:
TOTALS:
(1) (1)
$235m
$235m
56
56
Crewboats
Crewboats
& Tugs
& Tugs
$973m
$973m
54
54
AHTS
AHTS
Cost
Cost
Vessel Count
Vessel Count
(1)Includes vessels added to the fleet financed by bareboat charter.
(2) $1,536m funded to date.
*Excludes ENSCO fleet acquisition effected April 1, 2003.
Vessel Commitments Jan. ’00 –
Vessel Commitments Jan. ’00 –
March ’07
March ’07
Maintaining a Disciplined Approach to the
Maintaining a Disciplined Approach to the
Renewal of our Fleet is our First Priority
Renewal of our Fleet is our First Priority

LARGEST NEW FLEET IN
THE INDUSTRY … AND COUNTING
Effectively Utilizing Our Strong Cash Position
Effectively Utilizing Our Strong Cash Position
to Grow the Industry’s Largest New Fleet
to Grow the Industry’s Largest New Fleet
7
7
PSV’s
PSV’s
35
35
TOTAL PRESENT ORDER BOOK:
TOTAL PRESENT ORDER BOOK:
7
7
Crewboats
Crewboats
& Tugs
& Tugs
21
21
AHTS
AHTS
Vessel Commitment
Vessel Commitment
Present Order Book –
Present Order Book –
as of March 31, 2007
as of March 31, 2007

Fiscal 2007
Fiscal 2007
Profit
Profit
Contribution
Contribution
Average
Average
Age
Age
Vessel
Vessel
Count
Count
Profit
Profit
Contribution
Contribution
Average
Average
Age
Age
Vessel
Vessel
Count
Count
48%
48%
5
5
105
105
0%
0%
--
--
0
0
Vessels built
Vessels built
or acquired
or acquired
since
since
January 2000
January 2000
52%
52%
25
25
321
321
100%
100%
19
19
509
509
Vessels built
Vessels built
prior to
prior to
January 2000
January 2000
Fiscal 2000
Fiscal 2000
LARGEST NEW FLEET
IN THE INDUSTRY
Fleet Age and Profit Contribution
Fleet Age and Profit Contribution
Nearly 50% of Current Earnings are
Nearly 50% of Current Earnings are
Generated by New Vessels
Generated by New Vessels
* New vessel contribution for Fiscal 2005 was 30%.

LARGEST NEW FLEET IN THE INDUSTRY
0
100
200
300
400
Active Fleet Disposition
Out With the Old –
Out With the Old –
In With the New
In With the New
297 Sold
297 Sold
71 Scrapped
71 Scrapped
368
368
408
408
144 New Vessels
144 New Vessels
* Net vessels added to the fleet since January 2000, including 35 vessels under construction at 3/31/07.
* Since 4/01/05, 28 vessels have been scrapped and 89 have been sold.
* Total fleet count excludes 48 stacked vessels.

INTERNATIONAL PRESENCE
DRIVING EARNINGS
The most internationally diverse company
The most internationally diverse company
in the industry
in the industry
49 years of international experience
49 years of international experience
Continue to grow international market share
Continue to grow international market share
Improving vessel utilization and dayrates for
Improving vessel utilization and dayrates for
earnings growth
earnings growth
78% of fiscal 2007 revenue generated in
78% of fiscal 2007 revenue generated in
international markets
international markets
E&P spending continuing to increase
E&P spending continuing to increase

14 INTERNATIONAL VESSEL DAYRATES 0% 10% 20% 30% 40% 50% Fiscal 2005 Fiscal 2006 Fiscal 2007 Total Growth Percentage Total Growth Percentage 42% Total Growth since FY’04 42% Total Growth since FY’04

ONE OF THE STRONGEST BALANCE
SHEETS OF THE OSX
$1,659
$1,659
$1,883
$1,883
Stockholders’
Stockholders’
Equity
Equity
$300
$300
$300
$300
Long-term Debt
Long-term Debt
$246
$246
$394
$394
Cash
Cash
March 2006
March 2006
March 2007
March 2007
Further Proof of Our Discipline and
Further Proof of Our Discipline and
Sound Business Strategy
Sound Business Strategy
(in Millions)
(in Millions)

FISCAL 2007 & 2006 HIGHLIGHTS
Years Ended
Years Ended
$4.07
$4.07
$6.31
$6.31
Earnings Per Share
Earnings Per Share
$235,756
$235,756
$356,646
$356,646
Net Earnings
Net Earnings
$297,378
$297,378
$442,230
$442,230
Net Cash from
Net Cash from
Operations
Operations
$172,408
$172,408
$235,182
$235,182
Capital Expenditures
Capital Expenditures
$877,617
$877,617
$1,125,260
$1,125,260
Revenues
Revenues
3/31/06
3/31/06
3/31/07
3/31/07
(in Thousands, Except Per Share Data)
(in Thousands, Except Per Share Data)

HISTORY OF EXCEEDING
CONSENSUS EXPECTATIONS
$5.94
$5.94
(1) (1)
$5.88
$5.88
(1) (1)
$4.80
$4.80
$2.61
$2.61
Fiscal 2007
Fiscal 2007
$5.38
$5.38
–
–
July 2006
July 2006
–
–
$2.22
$2.22
July 2005
July 2005
$6.27
$6.27
–
–
April 2007
April 2007
$3.33
$3.33
Actual
Actual
Fiscal 2008
Fiscal 2008
Fiscal 2006
Fiscal 2006
Consensus
Consensus
Estimates as of:
Estimates as of:
(1) Excludes $.37 gain on sale of 14 offshore tugs.

SIGNIFICANT EARNINGS GROWTH
$0
$50
$100
$150
$200
$250
$300
$350
Fiscal 2004 Fiscal 2005 Fiscal 2006
78% Three Year Compounded
78% Three Year Compounded
Annual Earnings Growth Rate
Annual Earnings Growth Rate
$59M
$59M
$101M
$101M
$193M
$193M
$336M
$336M
** Net earnings in Fiscal 2004 is exclusive of the $17.2 million after tax impairment charge. Net earnings in Fiscal 2006 is exclusive of the $42.8 million after tax gain from the sale of six KMAR vessels.
Net earnings in Fiscal 2007 are exclusive of $20.8 million of after tax gains from the sale of 14 offshore tugs.
Fiscal 2007

SHARE REPURCHASE PROGRAM
Authority to repurchase up to $158 million in
Authority to repurchase up to $158 million in
common stock
common stock
Repurchased 867,000 shares at an average
Repurchased 867,000 shares at an average
price of $46.57 per share through 3/31/07
price of $46.57 per share through 3/31/07
$117.5 million remains available through 6/30/07
$117.5 million remains available through 6/30/07
Continue to purchase shares on an
Continue to purchase shares on an
opportunistic basis
opportunistic basis

1.4%
1.1%
0.9% 0.9%
0.8%
0.7%
0.6%
0.2%
0.0%
0.5%
1.0%
1.5%
2.0%
ONE OF THE  HIGHEST DIVIDEND
YIELDS IN THE OSX
Tidewater
Tidewater
Halliburton Schlumberger Baker
Hughes
Global
Santa Fe
BJ
Services
Smith
International
Rowan Noble
Corp
0.9%
0.9%

-$100
-$50
$0
$50
$100
Fiscal 2005 Fiscal 2006 Fiscal 2007
ECONOMIC VALUE ADDED (EVA)
Weighted Average Cost of Capital is assumed to be 9% in the EVA amounts above.
($85M)
($85M)
$15M
$15M
$147M
$147M

THE TIDEWATER STRATEGY
Maintain financial strength
Maintain financial strength
Continue growing industry’s largest new fleet
Continue growing industry’s largest new fleet
Continue growing international market share
Continue growing international market share
Continue to push dayrates and utilization to grow
Continue to push dayrates and utilization to grow
profits and cash flow
profits and cash flow
Right acquisitions, right price, right time
Right acquisitions, right price, right time
Continue to improve industry-leading safety record
Continue to improve industry-leading safety record
Continue stock repurchase program and
Continue stock repurchase program and
competitive dividends
competitive dividends

2007 UBS Global Oil and Gas
Conference
Joseph M. Bennett
Joseph M. Bennett
–
–
Senior VP, Principal Accounting
Senior VP, Principal Accounting
Officer, Chief Investor Relations Officer
Officer, Chief Investor Relations Officer
Stephen W. Dick –
Stephen W. Dick –
Executive Vice President
Executive Vice President
May 22, 2007
May 22, 2007
TIDEWATER
TIDEWATER

APPENDIX TIDEWATER TIDEWATER

40%
50%
60%
70%
80%
90%
3/04 6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07
$4,000
$4,500
$5,000
$5,500
$6,000
$6,500
$7,000
$7,500
$8,000
$8,500
$9,000
$9,500
$100 change in dayrate = $10.8M in revenue
1% change in utilization = $12.0M in revenue
INTERNATIONAL VESSELS
Dayrates and Utilization
Dayrates and Utilization

$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000
$12,000
$13,000
$14,000
3/04 6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07
Remaining Vessels
New Vessels
INTERNATIONAL VESSEL DAYRATES

DOMESTIC VESSEL DAYRATES
0%
20%
40%
60%
80%
100%
120%
140%
Fiscal 2005 Fiscal 2006 Fiscal 2007
Total Growth Percentage
Total Growth Percentage
125% Total Growth since FY’04
125% Total Growth since FY’04

$100 change in dayrate = $1.4M in revenue
1% change in utilization = $2.8M in revenue
20%
30%
40%
50%
60%
70%
80%
3/04 6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000
$12,000
$13,000
$14,000
DOMESTIC VESSELS
Dayrates and Utilization
Dayrates and Utilization

31 $3,000 $5,000 $7,000 $9,000 $11,000 $13,000 $15,000 3/04 6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 New Vessels Remaining Vessels DOMESTIC VESSEL DAYRATES